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                                                                    Exhibit 32.2

                                  CERTIFICATION

      I, Lawrence D. Ellis, Chief Financial Officer of The Med-Design Corporation, a Delaware corporation (the "Company"), hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002,18 U.S.C. Section 1350, that, to my knowledge:

      (1) The quarterly report on Form 10-Q for the period ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      * * *


LAWRENCE D. ELLIS
Lawrence D. Ellis
Chief Financial Officer

Date: May 9, 2005


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